UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Emerging Markets Real Estate Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2011. The net asset values (NAV) per share at that date were $8.00, $7.93, and $8.04 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended October 31, 2011	Year Ended October 31, 2011
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class A	–15.89%	–8.52%
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class C	–16.19%	–9.09%
Cohen & Steers Emerging Markets Real Estate Fund, Inc.—Class I	–15.76%	–8.13%
FTSE EPRA/NAREIT Emerging Real Estate Index—net[a]	–17.10%	–22.35%
Linked benchmark—net[a]	–17.10%	–5.77%
FTSE EPRA/NAREIT Developed Asia Real Estate Index—net[a]	–10.67%	–8.82%
S&P 500 Index[a]	–7.11%	8.09%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Emerging Real Estate Index is an unmanaged portfolio of approximately 103 constituents from 15 countries and is designed to track the performance of listed real estate companies in emerging market countries worldwide and is net of dividend withholding tax. The linked benchmark is represented by the performance of the FTSE EPRA/NAREIT Developed Asia Real Estate Index for the period November 1, 2010 through February 28, 2011 and the FTSE EPRA/NAREIT Emerging Real Estate Index for the period March 1, 2011 through October 31, 2011. The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 72 constituents from five countries in the Asia region and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Investment Review

A new investment focus

Effective March 1, 2011, Cohen & Steers Asia Pacific Realty Shares changed its name to Cohen & Steers Emerging Markets Real Estate Fund, Inc. On that date, the Fund began investing, under normal market conditions, at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities.

With the Fund's initial focus on Asia Pacific, the region gained from November to February

Asia Pacific real estate securities had a positive return in the four months ended February 28, 2011 (the period prior to the Fund's transition). Japan led the region's property markets during this period, benefiting from data showing the economy contracted less than expected in the fourth quarter of 2010, as well as news that the Bank of Japan would purchase J-REITs as part of its stimulus efforts. In Australia, reduced economic output related to the Queensland floods put rate hikes on hold.

Inflation and tightening policies weighed on returns in Hong Kong and Singapore, particularly among residential developers, as governments sought to cool overheated housing markets. However, strong economic growth and employment gains led to solid demand for commercial space, particularly in prime office buildings.

Following the Fund's transition to emerging markets in March, country returns varied substantially through October

In March, emerging market property stocks rallied amid signs of continued strong growth in many regions, despite soaring oil prices stemming from turmoil in the Middle East. Investor sentiment soured over the summer as concerns about Europe's debt crisis intensified and growth in China and the U.S. began to see significant deceleration, culminating in a broad selloff in August and September. As risks to the global economy eased in October, the index rebounded sharply, ending the period on a positive note.

Returns from March to October were widely divergent by country. Within Asia Pacific, China underperformed significantly amid fears that high inflation would complicate government efforts to navigate a soft landing to the economy. Investors slashed their earnings expectations for residential developers to account for heightened regulation, tight liquidity and the potential for disappointing sales.

Homebuilders in the Philippines and Indonesia fared much better. They generally focused on providing affordable housing to low- and middle-income buyers, and therefore benefited from supportive government policies. These countries also saw relatively robust consumption during the period, helping commercial landlords such as SM Prime. Thailand was on track to see similar results until widespread flooding caused severe property damage late in the period.

Brazil continued to struggle with high inflation. But after raising interest rates earlier in 2011, the central bank began to ease in August when slowing global growth became a more pressing concern. Commercial landlords such as BR Malls were among the top performers, benefiting from relatively

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

strong demand. Mexico had severe declines, hindered by its ties to a stalling U.S. economy and ongoing challenges among homebuilders in the shift to high-rise construction.

South African property stocks prospered in the volatile period, as investors favored their defensive characteristics, with relatively stable income-producing business models. Egypt's single index component suffered extreme losses as the country transitioned to a new government, while Poland had a similar decline due to its association with peripheral Europe.

Fund performance

The Fund had a negative return during the period, and underperformed the linked benchmark, with relative performance improving following the Fund's transition to the emerging markets index in March.

Stock selection in Brazil provided a substantial benefit to relative returns due to our overweight in commercial landlords. Our underweights in Mexico and Singapore also helped on a relative basis. Other contributors included stock selection in Thailand and our decision not to invest in Turkey or Egypt.

Our underweight in Japan prior to the Fund's transition was the primary detractor from relative returns. Our out-of-index allocation to Russia also hindered performance. We also held positions in the Philippines that were not in the benchmark prior to the Fund's transition, and these shares underperformed during that time.

Investment Outlook

We believe real estate securities in emerging markets are well positioned to benefit from broad secular trends such as the expansion of urban centers and the rise of the consumer class, characterized by increasing household disposable income and greater access to credit. Demand for commercial space remains strong in many markets, while supply is limited, leading to a favorable operating environment for property owners.

As global economic growth continues to show signs of slowing, emerging markets have been under less pressure to contain inflation, resulting in a recent trend of interest rate cuts. We expect policy easing in some form will eventually spread to China, though any action would likely be modest and would exclude property markets. However, absent a global recession, moderating inflation and less restrictive policies should help stimulate growth.

We continue to like Brazilian landlords given the country's natural resources, growing consumption trends and shareholder-friendly business environment. South Africa is also attractive, in our view, given the relatively predictable cash flows of its companies. In addition, we are focusing on countries whose economies are driven by strong domestic demand, such as the Philippines and Indonesia. We remain cautious toward Mexico, the Middle East and Europe.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

LUKE SULLIVAN	JASON YABLON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $1,000,000 Investment

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended October 31, 2011

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–12.63%[b]	–10.00%[c]	—
1 Year (without sales charge)	–8.52%	–9.09%	–8.13%
5 Years (with sales charge)	–3.11%[b]	–2.84%	—
5 Years (without sales charge)	–2.22%	–2.84%	–1.85%
Since Inception[d] (with sales charge)	–1.51%[b]	–1.28%	—
Since Inception[d] (without sales charge)	–0.65%	–1.28%	–0.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2011 prospectuses were as follows: Class A—2.45% and 1.80%; Class C—3.10% and 2.45%; and Class I—2.10% and 1.45%. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of July 31, 2006.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011—October 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period[a] May 1, 2011– October 31, 2011
Class A
Actual (–15.89% return)	$1,000.00	$841.10	$8.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15
Class C
Actual (–16.19% return)	$1,000.00	$838.10	$11.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.85	$12.43
Class I
Actual (–15.76% return)	$1,000.00	$842.40	$6.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.37

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.66%, 3.31% and 2.31%, respectively.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

OCTOBER 31, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
PDG Realty SA Empreendimentos e Participacoes	$4,568,407	10.3%
BR Malls Participacoes SA	3,391,802	7.7
Growthpoint Properties Ltd.	3,279,872	7.4
China Vanke Co., Ltd. Class B (HKD)	2,354,554	5.3
BR Properties SA	2,109,263	4.7
MRV Engenharia e Participacoes SA	2,072,967	4.7
Rossi Residencial SA	1,765,431	4.0
DLF Ltd.	1,744,126	3.9
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,675,042	3.8
Summarecon Agung Tbk PT	1,550,037	3.5

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2011

		Number of Shares	Value
COMMON STOCK	99.4%
AUSTRALIA	0.0%
DIVERSIFIED
BGP Holdings PLC (EUR)[a,b,c]		4,044,867	$0
BRAZIL	41.5%
HOTEL	0.7%
BHG SA—Brazil Hospitality Group[c]		29,357	297,529
OFFICE	4.7%
BR Properties SA		209,323	2,109,263
RESIDENTIAL	24.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes		191,592	1,675,042
Ez Tec Empreendimentos e Participacoes SA		68,776	612,909
MRV Engenharia e Participacoes SA		294,130	2,072,967
PDG Realty SA Empreendimentos e Participacoes		1,036,099	4,568,407
Rossi Residencial SA		279,353	1,765,431
			10,694,756
RETAIL	12.0%
Aliansce Shopping Centers SA		196,729	1,483,904
BR Malls Participacoes SA		313,920	3,391,802
Multiplan Empreendimentos Imobiliarios SA		21,324	431,237
			5,306,943
TOTAL BRAZIL			18,408,491
CHILE	0.8%
RETAIL
Parque Arauco SA		173,547	332,607
CHINA	6.4%
DIVERSIFIED	1.1%
Guangzhou R&F Properties Co., Ltd. Class H (HKD)[b]		494,800	477,676
RESIDENTIAL	5.3%
China Vanke Co., Ltd. Class B (HKD)[b]		2,100,091	2,354,554
TOTAL CHINA			2,832,230

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2011

		Number of Shares	Value
HONG KONG	1.3%
RESIDENTIAL
China Overseas Land & Investment Ltd.[b]		236,000	$437,883
Poly Hong Kong Investments Ltd.[b]		298,000	149,841
			587,724
INDIA	7.4%
DIVERSIFIED	3.9%
DLF Ltd.[b]		356,258	1,744,126
RESIDENTIAL	1.6%
Unitech Ltd.[b,c]		1,168,243	711,840
RETAIL	1.9%
Phoenix Mills Ltd.[b]		200,985	826,352
TOTAL INDIA			3,282,318
INDONESIA	8.0%
DIVERSIFIED	2.3%
Agung Podomoro Land[b,c]		17,248,500	636,460
Lippo Karawaci Tbk PTb		5,450,500	390,777
			1,027,237
RESIDENTIAL	5.0%
Alam Sutera Realty Tbk PTb		13,313,000	646,542
Summarecon Agung Tbk PTb		11,844,501	1,550,037
			2,196,579
RETAIL	0.7%
Ciputra Development Tbk PTb		5,890,000	322,944
TOTAL INDONESIA			3,546,760
MALAYSIA	4.7%
DIVERSIFIED	1.7%
SP Setia Berhad[b]		621,700	775,715
RESIDENTIAL	1.5%
IJM Land Bhd[b]		881,900	661,223
RETAIL	1.5%
CapitaMalls Malaysia Trust[b]		1,531,600	656,598
TOTAL MALAYSIA			2,093,536

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2011

		Number of Shares	Value
MEXICO	0.8%
RESIDENTIAL
Urbi Desarrollos Urbanos SAB de CVc		277,649	$353,962
PHILIPPINES	7.9%
DIVERSIFIED	3.5%
Ayala Land[b]		4,099,991	1,536,889
RESIDENTIAL	0.9%
Filinvest Land[b]		14,986,677	399,217
RETAIL	3.5%
SM Prime Holdings[b]		5,097,451	1,544,695
TOTAL PHILIPPINES			3,480,801
SOUTH AFRICA	14.2%
DIVERSIFIED	11.5%
Fountainhead Property Trust		565,900	499,900
Growthpoint Properties Ltd.[b]		1,414,436	3,279,872
Redefine Properties Ltd.[b]		1,102,155	1,116,053
Vukile Property Fund Ltd.[b]		110,928	204,623
			5,100,448
RETAIL	2.7%
Resilient Property Income Fund Ltd.[b]		281,617	1,202,301
TOTAL SOUTH AFRICA			6,302,749
THAILAND	6.4%
RESIDENTIAL	4.2%
Land and Houses PCL[b]		1,033,600	189,706
LPN Development PCL[b]		2,519,600	819,904
Supalai PCL[b]		2,109,000	849,818
			1,859,428
RETAIL	2.2%
CENTRAL PATTANA PCL[b]		948,300	995,515
TOTAL THAILAND			2,854,943
TOTAL COMMON STOCK (Identified cost—$46,177,021)			44,076,121

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2011

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		150,000	$150,000
Federated Government Obligations Fund, 0.01%[d]		150,000	150,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$300,000)			300,000
TOTAL INVESTMENTS (Identified cost—$46,477,021)	100.1%		44,376,121
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)		(61,494)
NET ASSETS	100.0%		$44,314,627

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 55.2% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c Non-income producing security.

d Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2011

Sector Summary	Value	% of Net Assets
Residential	$19,819,283	44.7%
Retail	11,187,955	25.3%
Diversified	10,662,091	24.0%
Office	2,109,263	4.7%
Hotel	297,529	0.7%
Other	238,506	0.6%
	$44,314,627	100.0%

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

ASSETS:
Investments in securities, at value (Identified cost — $46,477,021)	$44,376,121
Cash	36,520
Receivable for Fund shares sold	181,566
Due from advisor	47,212
Other assets	1,069
Total Assets	44,642,488
LIABILITIES:
Payable for:
Fund shares redeemed	55,418
Distribution fees	1,552
Shareholder servicing fees	548
Directors' fees	172
Other liabilities	270,171
Total Liabilities	327,861
NET ASSETS	$44,314,627
NET ASSETS consist of:
Paid-in capital	$138,730,097
Accumulated undistributed net investment income	691,897
Accumulated net realized loss	(92,923,895)
Net unrealized depreciation	(2,183,472)
$44,314,627

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2011

CLASS A SHARES:
NET ASSETS	$16,774,392
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,096,188
Net asset value and redemption price per share	$8.00
Maximum offering price per share ($8.00 ÷ 0.955)[a]	$8.38
CLASS C SHARES:
NET ASSETS	$12,970,140
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,635,009
Net asset value and offering price per share[b]	$7.93
CLASS I SHARES:
NET ASSETS	$14,570,095
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,812,289
Net asset value, offering, and redemption price per share	$8.04

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2011

Investment Income:
Dividend income (net of $87,312 of foreign withholding tax)	$1,585,093
Expenses:
Investment advisory fees	533,583
Custodian fees and expenses	186,867
Distribution fees—Class A	55,564
Distribution fees—Class C	116,142
Professional fees	121,198
Administration fees	119,112
Shareholder reporting expenses	84,131
Shareholder servicing fees—Class A	22,226
Shareholder servicing fees—Class C	38,714
Registration and filing fees	51,806
Transfer agent fees and expenses	34,560
Directors' fees and expenses	6,332
Line of credit fees	3,470
Miscellaneous	18,664
Total Expenses	1,392,369
Reduction of Expenses (See Note 2)	(386,028)
Net Expenses	1,006,341
Net Investment Income	578,752
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $30,079 of foreign capital gains tax)	10,301,765
Foreign currency transactions	(667,886)
Net realized gain	9,633,879
Net change in unrealized appreciation (depreciation) on:
Investments (net of $82,572 of foreign capital gains tax)	(15,374,796)
Foreign currency translations	10,589
Net change in unrealized appreciation (depreciation)	(15,364,207)
Net realized and unrealized loss	(5,730,328)
Net Decrease in Net Assets Resulting from Operations	$(5,151,576)

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$578,752	$669,606
Net realized gain	9,633,879	4,551,267
Net change in unrealized appreciation (depreciation)	(15,364,207)	2,898,408
Net increase (decrease) in net assets resulting from operations	(5,151,576)	8,119,281
Dividends to Shareholders from Net Investment Income:
Class A	(1,717,104)	(3,254,103)
Class C	(1,105,050)	(2,334,165)
Class I	(1,119,241)	(1,933,332)
Total dividends to shareholders	(3,941,395)	(7,521,600)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(5,833,724)	(8,992,795)
Total decrease in net assets	(14,926,695)	(8,395,114)
Net Assets:
Beginning of year	59,241,322	67,636,436
End of year[a]	$44,314,627	$59,241,322

a  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $691,897 and $696,405, respectively.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.41	$9.15	$6.97	$16.73	$12.39
Income from investment operations:
Net investment income[a]	0.11 [b]	0.11	0.12	0.12	0.09
Net realized and unrealized gain (loss)	(0.86)	1.19	2.09	(8.45)	4.56
Total from investment operations	(0.75)	1.30	2.21	(8.33)	4.65
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(1.04)	(0.03)	(0.92)	(0.29)
Net realized gain	—	—	—	(0.46)	(0.04)
Tax return of capital	—	—	—	(0.07)	—
Total dividends and distributions to shareholders	(0.66)	(1.04)	(0.03)	(1.45)	(0.33)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.02	0.02
Net increase (decrease) in net asset value	(1.41)	0.26	2.18	(9.76)	4.34
Net asset value, end of year	$8.00	$9.41	$9.15	$6.97	$16.73
Total investment return[d]	–8.52%	15.88%	31.80%	–53.78%	38.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16.8	$27.0	$28.7	$42.4	$167.0
Ratio of expenses to average daily net assets (before expense reduction)	2.52%[e]	2.19%[e]	2.37%	1.86%	1.86%
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[e]	1.80%[e]	1.80%	1.79%	1.80%
Ratio of net investment income to average daily net assets (before expense reduction)	0.47%[e]	0.86%[e]	1.08%	0.98%	0.56%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.19%[e]	1.26%[e]	1.65%	1.04%	0.62%
Portfolio turnover rate	169%	94%	134%	77%	100%

a  Calculation based on average shares outstanding.

b  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.33	$9.08	$6.93	$16.65	$12.37
Income from investment operations:
Net investment income (loss)[a]	0.04 [b]	0.05	0.07	0.05	(0.00)[c]
Net realized and unrealized gain (loss)	(0.84)	1.18	2.09	(8.43)	4.55
Total from investment operations	(0.80)	1.23	2.16	(8.38)	4.55
Less dividends and distributions to shareholders from:
Net investment income	(0.60)	(0.98)	(0.01)	(0.83)	(0.25)
Net realized gain	—	—	—	(0.46)	(0.04)
Tax return of capital	—	—	—	(0.07)	—
Total dividends and distributions to shareholders	(0.60)	(0.98)	(0.01)	(1.36)	(0.29)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.02	0.02
Net increase (decrease) in net asset value	(1.40)	0.25	2.15	(9.72)	4.28
Net asset value, end of year	$7.93	$9.33	$9.08	$6.93	$16.65
Total investment return[d]	–9.09%	15.05%	31.17%	–54.10%	37.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13.0	$18.3	$21.5	$25.9	$87.9
Ratio of expenses to average daily net assets (before expense reduction)	3.17%[e]	2.84%[e]	3.02%	2.51%	2.51%
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%[e]	2.45%[e]	2.45%	2.44%	2.45%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.21)%[e]	0.22%[e]	0.39%	0.38%	(0.06)%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.51%[e]	0.62%[e]	0.97%	0.44%	(0.01)%
Portfolio turnover rate	169%	94%	134%	77%	100%

a  Calculation based on average shares outstanding.

b  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.46	$9.19	$6.98	$16.77	$12.40
Income from investment operations:
Net investment income[a]	0.13 [b]	0.14	0.14	0.18	0.14
Net realized and unrealized gain (loss)	(0.86)	1.20	2.11	(8.49)	4.57
Total from investment operations	(0.73)	1.34	2.25	(8.31)	4.71
Less dividends and distributions to shareholders from:
Net investment income	(0.69)	(1.07)	(0.04)	(0.97)	(0.32)
Net realized gain	—	—	—	(0.46)	(0.04)
Tax return of capital	—	—	—	(0.07)	—
Total dividends and distributions to shareholders	(0.69)	(1.07)	(0.04)	(1.50)	(0.36)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.02	0.02
Net increase (decrease) in net asset value	(1.42)	0.27	2.21	(9.79)	4.37
Net asset value, end of year	$8.04	$9.46	$9.19	$6.98	$16.77
Total investment return	–8.13%[d]	16.25%[d]	32.38%	–53.64%	38.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14.5	$13.9	$17.4	$18.1	$54.4
Ratio of expenses to average daily net assets (before expense reduction)	2.17%[e]	1.84%[e]	2.00%	1.50%	1.50%
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[e]	1.45%[e]	1.45%	1.44%	1.45%
Ratio of net investment income to average daily net assets (before expense reduction)	0.78%[e]	1.21%[e]	1.39%	1.45%	0.89%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.50%[e]	1.60%[e]	1.95%	1.51%	0.94%
Portfolio turnover rate	169%	94%	134%	77%	100%

a  Calculation based on average shares outstanding.

b  16.7% of gross income was attributable to dividends paid by Growthpoint Properties Ltd.

c  Amount is less than $0.005.

d  The net asset value (NAV) disclosed in the October 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2010.

e  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the Fund), formerly Cohen & Steers Asia Pacific Realty Shares, Inc., was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. On March 1, 2011, the Fund's name change was effective. Additionally, the Fund's policy with respect to the investment of at least 80% of its net assets changed to, under normal market conditions, investing at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities. The Fund's investment objective remains total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. 55.2% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors. The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock—Brazil	$18,408,491	$18,408,491	$—	—
Common Stock—Chile	332,607	332,607	—	—
Common Stock—Mexico	353,962	353,962	—	—
Common Stock—South Africa	6,302,749	499,900	5,802,849	—
Common Stock—Other Countries	18,678,312	—	18,678,312	—
Money Market Funds	300,000	—	300,000	—
Total Investments	$44,376,121	$19,594,960	$24,781,161	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign and Emerging Markets Securities: The Fund may directly purchase securities of foreign issuers, including issuers in emerging markets. Investing in securities of foreign issuers, and in particular issuers in emerging markets, involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. These risks may be more pronounced in emerging markets than in developed markets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. These dividend and distributions are subject to recharacterization for tax purposes which will be finalized upon the concluding determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of October 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders, other than the impact on capital loss carryforwards as discussed in Note 4.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the year ended October 31, 2011, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Effective March 1, 2011, under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Prior to March 1, 2011, Cohen & Steers Asia Limited was the sole subadvisor and provided investment research and advice on Asia Pacific real estate companies and provided advisory services

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to the Fund. For its services provided under the subadvisory agreement, the advisor (not the Fund) allocated 50% of its investment advisory fee received from the Fund between itself and the subadvisor based on the portion of the Fund's average assets managed by the advisor and subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2011, the Fund paid the advisor $53,358 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For year ended October 31, 2011, the Fund has been advised that the distributor received $3,065 in sales commissions from the sale of Class A shares and that the distributor also received $1,590 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received $831 from the Fund for the year ended October 31, 2011.

Other: At October 31, 2011, there was one investor owning 14.3% of the Fund's outstanding shares. Investment activities of this shareholder could have a significant impact on the Fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2011, totaled $89,730,422 and $99,704,791, respectively.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2011	2010
Ordinary income	$3,941,395	$7,521,600

As of October 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$46,677,138
Gross unrealized appreciation	$1,509,248
Gross unrealized depreciation	(3,810,265)
Net unrealized depreciation	$(2,301,017)
Undistributed ordinary income	$812,143

As of October 31, 2011, the Fund had a net capital loss carryforward of $92,844,030, of which $51,390,511 will expire on October 31, 2016, $37,894,969 will expire on October 31, 2017, $2,592,353 will expire on October 31, 2018 and $966,197 will expire on October 31, 2019. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the Act) requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

As of October 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $4,750,945 and accumulated undistributed net investment income was credited $4,750,945. Net assets were not affected by this reclassification.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
CLASS A:
Sold	506,407	$4,466,649	1,100,265	$9,268,228
Issued as reinvestment of dividends	156,577	1,357,668	280,944	2,321,186
Redeemed	(1,440,035)	(12,721,409)	(1,648,708)	(14,132,081)
Redemption fees retained by the Fund[a]	—	886	—	2,511
Net decrease	(777,051)	$(6,896,206)	(267,499)	$(2,540,156)
CLASS C:
Sold	313,017	$2,793,757	355,823	$3,025,373
Issued as reinvestment of dividends	68,524	588,942	122,436	1,008,422
Redeemed	(703,620)	(6,161,696)	(885,308)	(7,317,583)
Redemption fees retained by the Fund[a]	—	609	—	1,836
Net decrease	(322,079)	$(2,778,388)	(407,049)	$(3,281,952)
CLASS I:
Sold	1,125,047	$10,075,499	297,076	$2,746,962
Issued as reinvestment of dividends	38,153	332,198	110,062	916,347
Redeemed	(823,892)	(6,567,334)	(828,834)	(6,835,232)
Redemption fees retained by the Fund[a]	—	507	—	1,236
Net increase (decrease)	339,308	$3,840,870	(421,696)	$(3,170,687)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period November 1, 2010 through January 28, 2011, the commitment fee was 0.15%).

During the year ended October 31, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after October 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Emerging Markets Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Emerging Markets Real Estate Fund, Inc. (formerly, Cohen & Steers Asia Pacific Realty Shares, Inc., the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2011

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $711,285.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $90,819. The Fund generated net foreign source income of $1,670,769 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark, noting that, effective March 1, 2011, the Fund changed its name to Cohen &

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Steers Emerging Markets Real Estate Fund, Inc., its benchmark to the FTSE EPRA/NAREIT Emerging Markets Index and its investment mandate to invest at least 80% of its net assets in securities issued by emerging market real estate companies. The Board of Directors further noted that the periods reviewed by the independent data provider were prior to such changes and that, accordingly, the Fund's prior benchmark was used in the independent data provider's report. The Board of Directors noted that the Fund outperformed its benchmark and the medians of the Peer Funds for the one- and three-year periods ended March 31, 2011. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fees were at the median of the Peer Funds and the contractual management fees and net expense ratio were higher than the medians for the Peer Funds. The Board of Directors considered that the Investment Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors noted that the high expense ratio was due in part to the Fund's relatively small size, and that as the Fund grows in size, its expense ratio is expected to decrease. The Board of Directors also compared the Fund's expenses to those of the only other emerging markets real estate fund currently on the market, noting that the Fund's contractual management fee and estimated total expense ratio (factoring in additional administrative expenses in connection with the investment mandate change) were in line with those of that fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are subsidiaries of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors also considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	18	June 2011 to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

  (table continued on next page)

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 34	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Luke Sullivan Age: 34	Vice President	Senior Vice President of the Advisor since 2006. Prior thereto, Vice President and research analyst at Citigroup Investment Research, covering Australian companies.	Since 2008

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Luke Sullivan
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—APFAX
C—APFCX
I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Emerging Markets Real Estate Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

EMERGING MARKETS REAL ESTATE FUND

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report October 31, 2011

Cohen & Steers Emerging Markets Real Estate Fund

APFAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$52,500	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$6,250	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010
Registrant	$0	$0
Investment Advisor	$6,250	$6,250

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

By:	s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	s/James Giallanza
Name: James Giallanza
Title: Treasurer and Chief Financial Officer
(principal financial officer)

Date: December 23, 2011